UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2010

RODOBO INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-50340	75-2980786
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

380 Changjiang Road, Nangang District,
Harbin, PRC, 150001
 (Address of principal executive offices)

Registrant’s telephone number, including area code:
011-86-451-82260522

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

    On June 17, 2010, Rodobo International, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with various accredited investors (the “Purchasers”), pursuant to which the Company agreed to sell to the Purchasers an aggregate of 1,111,112 shares (“Shares”) of the Company’s common stock, par value $0.0001 per share (“Common Stock”), and Common Stock Purchase Warrants (the “Warrants”) to purchase an aggregate of 555,556 shares of Common Stock, for an aggregate purchase price of $3,000,000 (the “Transaction”). After related fees and expenses, the Company will receive net proceeds totaling approximately $2,650,000. The Company intends to use the proceeds of the Transaction for general corporate purposes, which may include working capital, capital expenditures, acquisitions of new businesses and investments.

    The Shares are being sold at a price of $2.70 per share, and the Warrants will have an exercise price of $3.50 per share, subject to customary future adjustment for certain events, such as stock dividends and splits. The Warrants are exercisable at any time following issuance and expire on June 17, 2015.

    For its services as lead placement agent, Rodman & Renshaw, LLC (“Rodman”) will receive cash compensation in the amount of approximately $144,000 and warrants to purchase 53,333 shares of Common Stock (“Placement Warrants”) on the same terms as the Warrants.  FT Global Capital, Inc. served as the Company’s co-placement agent for the transaction and will receive cash compensation in the amount of approximately $36,000 and 13,333 Placement Warrants.

    Also in connection with the Transaction and pursuant to a registration rights agreement entered into between the Company and each of the Purchasers  (the “Registration Rights Agreement”), the Company has agreed to file a resale registration statement (the “Registration Statement”) with the Securities and Exchange Commission covering the Shares and the shares of Common Stock issuable upon exercise of the Warrants and the Placement Warrants, within 30 calendar days of June 17, 2010, being the date of the Registration Rights Agreement.  The Company is obligated to maintain the effectiveness of the Registration Statement until all securities therein are sold or otherwise can be sold pursuant to Rule 144, without any restrictions.

    The Purchase Agreement, the Registration Rights Agreement and the form of Warrant are attached hereto as Exhibit 10.1, Exhibit 10.2 and Exhibit 4.1, respectively.  The description of the Transaction above is qualified in its entirety by reference to the documents attached hereto as Exhibit 10.1, Exhibit 10.2 and Exhibit 4.1, which are incorporated herein by reference.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

    The information contained in Item 1.01 is hereby incorporated by reference. The Shares and the Warrants are being sold in transactions exempt from registration under the Securities Act of 1933, in reliance on Section 4(2) thereof and Rule 506 of Regulation D thereunder. Each Purchaser represented that it was an “accredited investor” as defined in Regulation D.

ITEM 7.01	REGULATION FD DISCLOSURE.

    On June 18, 2010, the Company issued the press release furnished herewith as Exhibit 99.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description

4.1	Form of Common Stock Purchase Warrant.

10.1	Securities Purchase Agreement dated June 17, 2010, between Rodobo International, Inc. and each Purchaser identified on the signature pages thereto.

10.2	Registration Rights Agreement dated June 17, 2010, between Rodobo International, Inc. and each Purchaser identified on the signature pages thereto.

99.1	Press release of Rodobo International, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Rodobo International, Inc.

By:	/s/ Yanbin Wang
Name:	Yanbin Wang
Title:	Chairman and Chief Executive Officer

Dated: June 23, 2010